UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 29, 2025

Huntsman Corporation

(Exact name of registrant as specified in its charter)

Delaware	001-32427	42-1648585
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

10003 Woodloch Forest Drive
The Woodlands, Texas	77380
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:

(281) 719-6000

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities Registered pursuant to Section 12(b) of the Act:

Registrant	Title of each class	Trading Symbol	Name of each exchange on which registered
Huntsman Corporation	Common Stock, par value $0.01 per share	HUN	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On August 29, 2025, David M. Stryker, Executive Vice President, General Counsel and Secretary of Huntsman Corporation (the “Company”), notified the Company of his intention to retire. On September 4, 2025, the Company announced that Mr. Stryker will be moving to a new role within the Company as Executive Vice President, Strategic Initiatives, in anticipation of his retirement at the end of the year, and that Ms. Julia Wright will be joining the Company as Executive Vice President, General Counsel and Secretary, each appointment to be effective as of October 13, 2025.

Mr. Stryker served as Executive Vice President, General Counsel and Secretary for 12 years. In his new role as Executive Vice President, Strategic Initiatives, Mr. Stryker will focus on ensuring a smooth transition of his current role to Ms. Wright and certain other key strategic initiatives and opportunities for the Company. Following his retirement, it is expected he will enter into an agreement to continue to provide advisory services on an as needed basis as an independent consultant.

Ms. Wright is the former Senior Vice President, General Counsel and Secretary of ChampionX Corporation. Prior to serving at ChampionX, Ms. Wright was employed as Vice President and General Counsel of Nabors Industries, Ltd. Ms. Wright started her career at Vinson and Elkins in Dallas, Texas.

 Item 7.01 Regulation FD.

 In connection with the change in leadership described in Item 5.02 above, on September 4, 2025, the Company issued a press release. The press release is attached herewith as Exhibit 99.1.

 Item 9.01. Financial Statements and Exhibits.

(d)     Exhibits.

Number	Description of Exhibits

99.1	Press Release dated September 4, 2025
104	Cover Page Interactive Data File (formatted in Inline XBRL and contained in Exhibit 101)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HUNTSMAN CORPORATION

/s/ IVAN MARCUSE
Vice President, Investor Relations and Corporate Development

Dated: September 4, 2025